UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06600

DWS Value Builder Fund

(Exact Name of Registrant as Specified in Charter)

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	03/31

Date of reporting period:	03/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

MARCH 31, 2006

Annual Report
to Shareholders

DWS Value Builder Fund

(formerly Scudder Flag Investors Value Builder Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Additionally, it invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond Investments are subject to investment rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Moreover, although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class C shares prior to its inception on April 8, 1998 are derived from the historical performance of Class A shares of the DWS Value Builder Fund and have been adjusted to reflect the higher gross total annual operating expenses Class C. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/06
DWS Value Builder Fund	1-Year	3-Year	5-Year	10-Year
Class A	5.66%	15.41%	4.37%	9.09%
Class B	4.86%	14.56%	3.59%	8.28%
Class C	4.81%	14.56%	3.58%	8.30%
Institutional Class	5.95%	15.72%	4.63%	9.36%
S&P 500 Index+	11.73%	17.22%	3.97%	8.95%
Blended Index++	7.91%	11.14%	4.44%	7.94%

Sources: Lipper Inc. and Investment Company Capital Corp.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Value Builder Fund — Class A [] S&P 500 Index+ [] Blended Index++

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/06
DWS Value Builder Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,959	$14,487	$11,670	$22,505
	Average annual total return	-.41%	13.15%	3.14%	8.45%
Class B	Growth of $10,000	$10,186	$14,835	$11,828	$22,146
	Average annual total return	1.86%	14.05%	3.41%	8.28%
Class C	Growth of $10,000	$10,481	$15,033	$11,923	$22,188
	Average annual total return	4.81%	14.56%	3.58%	8.30%
S&P 500 Index+	Growth of $10,000	$11,173	$16,107	$12,148	$23,574
	Average annual total return	11.73%	17.22%	3.97%	8.95%
Blended Index++	Growth of $10,000	$10,791	$13,727	$12,428	$21,476
	Average annual total return	7.91%	11.14%	4.44%	7.94%

The growth of $10,000 is cumulative.

Comparative Results as of 3/31/06
DWS Value Builder Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,059,500	$1,549,500	$1,253,700	$2,447,500
	Average annual total return	5.95%	15.72%	4.63%	9.36%
S&P 500 Index+	Growth of $1,000,000	$1,117,300	$1,610,700	$1,214,800	$2,357,400
	Average annual total return	11.73%	17.22%	3.97%	8.95%
Blended Index++	Growth of $1,000,000	$1,079,100	$1,372,700	$1,242,800	$2,147,600
	Average annual total return	7.91%	11.14%	4.44%	7.94%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class shares is $1,000,000.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Blended Index is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Lehman Brothers Intermediate US Government/Credit Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 60%; bonds: 35%; cash: 5%). These results are summed to produce the aggregate benchmark. The Lehman Brothers Intermediate US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. The unmanaged Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 3/31/06	$ 23.79	$ 23.80	$ 23.81	$ 24.02
3/31/05	$ 23.49	$ 23.50	$ 23.52	$ 23.71
Distribution Information: Twelve Months: Income Dividends as of 3/31/06	$ .56	$ .38	$ .38	$ .63
Capital gains distributions as of 3/31/06	$ .45	$ .45	$ .45	$ .45
Class A Lipper Rankings — Balanced Funds Category as of 3/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	629	of	665	95
3-Year	31	of	481	7
5-Year	200	of	393	51
10-Year	26	of	185	14

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2006
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 10/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/06	$ 1,022.20	$ 1,018.30	$ 1,017.90	$ 1,023.40
Expenses Paid per $1,000*	$ 5.95	$ 9.76	$ 9.71	$ 4.69
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 10/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/06	$ 1,019.05	$ 1,015.26	$ 1,015.31	$ 1,020.29
Expenses Paid per $1,000*	$ 5.94	$ 9.75	$ 9.70	$ 4.68

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS Value Builder Fund	1.18%	1.94%	1.93%	.93%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Value Builder Fund: A Team Approach to Investing

Investment Company Capital Corporation ("ICCC" or the "Advisor") is DWS Value Builder Fund's investment advisor. ICCC is also the investment advisor to other mutual funds in the DWS family of funds. Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the fund's sub-advisor. ABIM, a registered investment advisor, is a Maryland limited liability company owned by Buppert, Behrens & Owen, Inc. (a company organized by three principals of ABIM); J. Dorsey Brown; R. Hutchings Vernon; Richard W. Palmer; and Joseph J. Quingert. As of March 31, 2006, ABIM had assets under management of $8.2 billion.

ICCC is responsible for supervising and managing all of the fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the fund, for broker-dealer selection, and for negotiation of commission rates.

ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Hobart C. Buppert II

Vice President and principal of Alex. Brown Investment Management and Manager of the fund.

Managed the fund since inception.

Joined ABIM as a Vice President in 1980.

34 years of investment industry experience.

Prior experience as portfolio manager at T. Rowe Price Associates and as a portfolio manager and research analyst at Equitable Trust Company.

BA and MBA from Loyola College.

Member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

In the following interview, Portfolio Manager Hobart Buppert addresses the recent market backdrop, fund performance and the management team's strategy for the 12-month period ended March 31, 2006.

Q: How did the US stock market perform during the past year, and how did this affect the fund?

A: US equities, as measured by the performance of the Standard & Poor's 500 (S&P 500) Index, delivered a double-digit gain during the past year. Strong corporate earnings, robust economic growth and investors' hearty appetite for risk all contributed to the market's strong showing. Beneath the surface, however, two important trends led to diverging paths for different areas of the market. The first was the increase in the price of crude oil, which ended the period close to $70 a barrel — nearly two times higher than where it stood a year ago. Second, the US Federal Reserve Board (the Fed) continued to increase short-term interest rates, bringing the benchmark fed funds rate from 2.75% to 4.75% over the course of the year.1 As a result of these trends, energy stocks outperformed financial stocks by a wide margin. In addition, rising rates caused the bond market to deliver muted returns.

1 Federal funds rate — the overnight rate charged by banks when they borrow money from each other. Set by the Federal Open Market Committee (FOMC), the fed funds rate is the most sensitive — and closely watched — indicator concerning the direction of short-term interest rates. The FOMC is a key committee within the US Federal Reserve System, and meets every six weeks to review Fed policy on short-term rates. Based on current Fed policy, the FOMC may choose to raise or lower the fed funds rate to either add liquidity to the economy or remove it.

We note these developments because they created a meaningful headwind to fund performance. Our investment style, which focuses on company fundamentals, caused the fund to be underweight in oil stocks relative to the S&P 500 Index, meaning that it was not fully able to participate in the rally in the sector. At the same time, the fund was overweight in financials, which — along with its position in bonds — resulted in a higher exposure to rising rates.2 While these factors hurt performance during the year, we maintained the fund's positioning for two reasons: first, our belief in the attractive values of many stocks in the financials sector; and second, our view that energy stocks may be vulnerable, since geopolitical concerns have caused the oil price to move far beyond where supply-and-demand fundamentals show it should be. We believe these issues will dissipate as we move through 2006, allowing the value we believe is inherent in the portfolio to be recognized in market prices.

2 An "overweight" means that a fund holds a higher weighting in a given sector compared with its benchmark index; an "underweight" means that a fund holds a lower weighting in a given sector.

Q: How did the fund perform?

A: The Class A shares of DWS Value Builder Fund gained 5.66% during the 12-month period ended March 31, 2006. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and more complete performance information.)

The fund underperformed the 11.73% return of one of its benchmarks, the Standard & Poor's 500 (S&P 500) Index. For comparative purposes, we also weigh the fund against a proprietary blended benchmark that, like the fund, is made up of both stocks and bonds. This benchmark — a weighted combination of three unmanaged indices consisting of 60% S&P 500, 35% Lehman Brothers Intermediate US Government/Credit Index and 5% Merrill Lynch 3-Month T-Bill Index — returned 7.91% for the same period. While the fund underperformed the blended benchmark during the past year, it has kept pace with it over the five-year period and outpaced its return over the three- and 10-year periods. The fund trailed the 9.48% average return of the 665 funds in its Lipper Balanced Funds peer group during the period.3

It is necessary to keep in mind, however, that we are long-term investors. As a result, a 12-month interval is not necessarily the best measure of our performance. We prefer to focus on the fund's long-term performance numbers, which in our view are a better representation of the effectiveness of our approach. Over the past decade, the fund has outperformed 86% of the funds in Lipper's Balanced Funds category.

3 The Balanced Funds category tracked by Lipper Inc. includes those funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the ratio of stocks to bonds is approximately 60%/40%. The fund ranked 629, 31, 200 and 26, for the one-year, three-year, five-year and 10-year periods as of March 31, 2006. There were 665, 481, 393 and 185 funds, respectively, in Lipper's Balanced Funds category. Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

4 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its intrinsic value, or overvalued, which means that it trades at a more expensive price than its underlying worth.

Q: What individual holdings helped performance?

A: Five equity holdings made notable contributions to performance: WellPoint, Inc., Allied Waste Industries, Inc., Cardinal Health, Inc., First Data Corp. and First Marblehead Corp.

WellPoint: A managed-care company that has been able to keep its costs down and at the same time offer value to its customers, WellPoint was the top contributor to fund performance during the past year. Although the stock has risen significantly from our original purchase price, we continue to believe that its valuation — which is in line with the market despite the company's strong growth profile — is still attractive.4

Allied Waste: Coming into the annual reporting period, this trash-hauling company had been a detractor on the fund's performance for the prior year. We remained patient, however, believing the company offered both a compelling business model and an undervalued stock price. The shares have since turned around on the news of volume gains and better pricing. We believe the stock has moved closer to its fair value, and we have begun to lighten our position.

Cardinal Health: Although the dynamics of the drug distribution business are changing, Cardinal Health's ability to adjust accordingly allowed it to continue delivering earnings growth. We believe this is a testament to the company's management team. The stock has moved to a valuation level that is in line with the market and — as is the case with WellPoint — remains attractively valued in our view, albeit without as much upside as we saw at the time of our original purchase.

First Data: A stock the fund has held for almost 10 years, First Data is a large transaction-processing company that we have long believed was valued for less than the sum of its parts. In January, First Data took an important step to closing the gap between its intrinsic value and its market price by announcing that it would be spinning out Western Union as a stand-alone entity. This gap did indeed narrow as a result of the news, making the stock one of the top contributors in the portfolio during the reporting period.

First Marblehead: This company, which offers outsourcing and securitization services for clients engaged in the student loan business, was another significant contributor to performance. The stock fell sharply in mid-2005 on uncertainty surrounding contract renewals with Bank of America and JP Morgan, which together made up more than 25% of its business. We purchased shares at this time, believing the market's fears were overdone. Since then, the stock has rebounded nicely on news that these two customers eventually did sign new contracts with First Marblehead. We continue to hold the stock, which we believe is the leader in its industry.

How is the fund managed?

"In the equity portion of the portfolio, we focus on individual stock selection rather than trying to predict the direction of the economy or the performance of particular sectors or the market as a whole. We look for stocks that have fallen out of favor and whose prices do not reflect what we believe is the intrinsic value of the underlying company. We don't limit the universe of potential holdings to those traditionally considered "value stocks," since we believe all stocks — whether considered value or growth — can become undervalued at some point. We evaluate companies based on their individual merits, seeking those that hold strong market positions, generate excess free cash flow, are run by shareholder-oriented management teams and are trading at what we consider to be attractive prices relative to their long-term earnings growth potential. As long-term investors, we tend to remain invested in stocks for one to three years or more as long as a company continues to meet our expectations.

The fixed-income portion of the portfolio is used to mitigate risk and generate dependable income for fund shareholders. We select bonds using the same bottom-up, fundamental research techniques that we use to assess equities. To reduce maturity risk, we focus on issues with maturities of one to 10 years."

Lead Portfolio Manager Hobart Buppert

Q: What were some positions that were detractors from performance during the annual period?

A: Two of the fund's leading detractors from performance, Tyco International Ltd. and Cendant Corp., are stocks that we believe are trading below the intrinsic value of the sum of their parts. However, both are taking steps that should allow this value to be recognized in market prices. Tyco and Cendant delivered results below the market's expecations, and as a result both stocks were punished during the past year. However, we continue to hold them in the fund due to their strong cash-flow characteristics and their plans to split the companies into multiple parts — in the case of Tyco, three companies; and for Cendant, four. The idea behind these transactions is that the market often puts a discount on conglomerates, but when the pieces are each valued individually, this discount is eliminated. Given the strong fundamentals of the two companies, we are comfortable holding them in the portfolio until the likely completion of these transactions closes the gap between their market prices and intrinsic value.

Also detracting from performance was American Financial Realty Trust (AFR). A real estate investment trust — or REIT — that leases its properties to banks and other financial institutions, AFR underperformed during the period due to a combination of rising interest rates and concerns that the company's cash flow was not sufficient to meet its dividend. We believe this latter fear was exaggerated, and we view the stock — which has a dividend yield of more than 8% and likely is nearing the end of its share price decline — as an attractive total return vehicle for the fund in the coming 12 months.

Q: How did the fund's fixed-income holdings affect performance?

A: While most bonds struggled during the year due to rising interest rates, corporate bonds — the area of the market in which the fund is primarily invested — actually outperformed Treasuries. We are pleased with the performance of our fixed-income portfolio, especially since the higher coupons provided the excess return we expected. Additionally, we were able to take advantage of widening yield spreads — i.e., the difference in yield between corporate bonds and Treasuries of similar maturity — to purchase additional higher-quality bonds that nonetheless offered yields as high as three percentage points above Treasuries. For instance, we bought the debt securities of Blyth, Inc., one of the largest makers of candles and home fragrances in the United States, at a yield approximately double that of Treasuries. In our view, this represented an excellent value.

Overall, we are pleased with the performance of our fixed-income holdings in a potentially challenging market environment, and we are optimistic on the outlook for this portion of the fund given the likelihood that the Fed will stop raising interest rates at some point in 2006. We are confident that the fund holds a well-diversified portfolio of reasonably valued bonds issued by fundamentally sound corporations.

Q: Do you have any final thoughts for fund investors?

A: We remain confident in the prospects for the stocks we hold in the portfolio. While increases in both energy prices and interest rates acted as headwinds to fund performance during the past year, we anticipate that these obstacles will become less of a factor in the year ahead, which should enable many of the stocks in the portfolio to move closer to what we see as their fair value. As of the close of the period, the weighted average price-to-earnings ratio for stocks in the fund was 14.8, compared with 15.2 for the S&P 500 index. At the same time, the rate of earnings growth for the stocks in our portfolio is higher than that of the S&P 500. We believe this disparity, which helps illustrate our focus on stocks that are reasonably valued relative to their earnings growth, will hold the fund in good stead as we move forward.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation	3/31/06	3/31/05

Common Stocks	75%	76%
Corporate Bonds	22%	20%
Repurchase Agreements	2%	—
Foreign Bonds — US$ Denominated	1%	1%
Cash Equivalents	—	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	3/31/06	3/31/05

Financials	24%	25%
Health Care	19%	17%
Industrials	18%	20%
Consumer Discretionary	16%	18%
Energy	8%	4%
Information Technology	8%	7%
Consumer Staples	5%	2%
Telecommunication Services	2%	2%
Materials	—	3%
Utilities	—	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2006 (39.2% of Net Assets)
1. WellPoint, Inc. A health benefits company	7.3%
2. Cendant Corp. Provider of consumer and business services globally	5.1%
3. Tyco International Ltd. Manufacturer of medical products, packaging, electrical and electronic components	4.1%
4. Citigroup, Inc. Provider of diversified financial services	3.9%
5. Kinder Morgan Management LLC Manager of business affairs for Kinder Morgan Energy Partners LP	3.7%
6. First Data Corp. Provider of credit-card processing services	3.3%
7. AmerCredit Corp. Provider of consumer finance services specializing in automobile loans	3.2%
8. Cardinal Health, Inc. Distributor of pharmaceutical-related products and services	3.1%
9. Allied Waste Industries, Inc. Provider of waste management services	2.8%
10. Altria Group, Inc. Parent company operating in the tobacco and food industries	2.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.

Investment Portfolio as of March 31, 2006

	Shares	Value ($)

Common Stocks 74.1%
Consumer Discretionary 11.6%
Auto Components 0.8%
BorgWarner, Inc.	70,000	4,202,800
Household Durables 2.2%
Blyth, Inc.	277,800	5,839,356
Champion Enterprises, Inc.*	417,300	6,242,808
		12,082,164
Media 7.5%
Clear Channel Communications, Inc.	361,986	10,501,214
Comcast Corp. "A"*	275,000	7,194,000
LodgeNet Entertainment Corp.*	416,179	6,484,069
R.H. Donnelley Corp.*	74,129	4,316,531
Time Warner, Inc.	703,800	11,816,802
		40,312,616
Specialty Retail 1.1%
TJX Companies, Inc.	243,100	6,033,742
Consumer Staples 3.7%
Food & Staples Retailing 1.0%
Costco Wholesale Corp.	100,400	5,437,664
Tobacco 2.7%
Altria Group, Inc.	201,500	14,278,290
Energy 6.1%
Oil, Gas & Consumable Fuels
CONSOL Energy, Inc.	60,000	4,449,600
Kinder Morgan Management LLC*	455,389	20,037,116
Kinder Morgan, Inc.	50,191	4,617,070
Magellan Midstream Holdings LP*	173,700	3,993,363
		33,097,149
Financials 17.7%
Banks 0.7%
Fifth Third Bancorp.	103,600	4,077,696
Consumer Finance 5.0%
AmeriCredit Corp.*	552,900	16,990,617
Capital One Financial Corp.	120,900	9,734,868
		26,725,485
Diversified Financial Services 7.3%
Citigroup, Inc.	447,800	21,149,594
First Marblehead Corp.	175,000	7,568,750
Freddie Mac	176,400	10,760,400
		39,478,744
Insurance 0.5%
Aon Corp.	60,000	2,490,600
Real Estate 4.2%
American Financial Realty Trust (REIT)	1,150,000	13,397,500
American Home Mortgage Investment Corp. (REIT)	167,000	5,212,070
Fieldstone Investment Corp. (REIT)	100,000	1,180,000
Saxon Capital, Inc. (REIT)	282,000	2,944,080
		22,733,650
Health Care 14.4%
Health Care Providers & Services 12.4%
Cardinal Health, Inc.	227,250	16,934,670
Coventry Health Care, Inc.*	151,500	8,177,970
Laboratory Corp. of America Holdings*	40,000	2,339,200
WellPoint, Inc.*	508,600	39,380,898
		66,832,738
Pharmaceuticals 2.0%
Johnson & Johnson	177,000	10,481,940
Pfizer, Inc.	8,000	199,360
		10,681,300
Industrials 13.4%
Airlines 1.1%
Southwest Airlines Co.	316,000	5,684,840
Building Products 0.4%
American Standard Companies, Inc.	50,000	2,143,000
Commercial Services & Supplies 7.8%
Allied Waste Industries, Inc.*	1,220,900	14,943,816
Cendant Corp.	1,573,000	27,291,550
		42,235,366
Industrial Conglomerates 4.1%
Tyco International Ltd.	819,400	22,025,472
Information Technology 5.8%
Computers & Peripherals 2.5%
Hewlett-Packard Co.	157,500	5,181,750
International Business Machines Corp.	98,000	8,082,060
		13,263,810
IT Consulting & Services 3.3%
First Data Corp.	378,416	17,717,437
Materials 0.3%
Paper & Forest Products
International Paper Co.	40,000	1,382,800
Telecommunication Services 1.1%
Wireless Telecommunication Services
Sprint Nextel Corp.	222,300	5,744,232
Total Common Stocks (Cost $224,994,504)		398,661,595
	Principal Amount ($)	Value ($)

Corporate Bonds 22.0%
Consumer Discretionary 8.2%
Blyth, Inc.:
5.5%, 11/1/2013	4,900,000	4,128,250
7.9%, 10/1/2009	8,350,000	8,308,250
Clear Channel Communications, Inc.:
5.5%, 9/15/2014	1,000,000	924,001
6.0%, 11/1/2006	5,200,000	5,212,563
EchoStar DBS Corp., 6.625%, 10/1/2014	1,000,000	966,250
Knight-Ridder, Inc., 6.625%, 11/1/2007	3,000,000	3,024,060
LodgeNet Entertainment Corp., 9.5%, 6/15/2013	1,000,000	1,080,000
Marriott International, Inc., Series G, 144A, 5.81%, 11/10/2015	5,700,000	5,621,460
MGM MIRAGE:
5.875%, 2/27/2014	2,000,000	1,885,000
6.625%, 7/15/2015	2,500,000	2,459,375
R.H. Donnelley Corp., 6.875%, 1/15/2013	5,900,000	5,516,500
Tandy Corp., 6.95%, 9/1/2007	3,000,000	3,043,893
Tenneco Automotive, Inc., 8.625%, 11/15/2014	1,000,000	1,000,000
Time Warner, Inc., 6.875%, 5/1/2012	1,000,000	1,048,475
		44,218,077
Consumer Staples 0.3%
Avon Products, Inc., 6.55%, 8/1/2007	1,000,000	1,012,677
Spectrum Brands, Inc., 7.375%, 2/1/2015	500,000	435,000
		1,447,677
Energy 0.4%
Kinder Morgan Energy Partners LP, 7.125%, 3/15/2012	2,000,000	2,131,594
Financials 1.6%
General Motors Acceptance Corp., 6.875%, 8/28/2012	2,000,000	1,845,022
Host Marriott LP, (REIT), 6.375%, 3/15/2015	500,000	491,875
Jefferies Group, Inc., Series B, 7.5%, 8/15/2007	4,000,000	4,094,808
JPMorgan & Co, Inc., 6.875%, 1/15/2007	2,000,000	2,024,452
		8,456,157
Health Care 1.5%
Coventry Health Care, Inc., 5.875%, 1/15/2012	500,000	495,000
HCA, Inc., 5.75%, 3/15/2014	3,000,000	2,806,851
Tenet Healthcare Corp., 6.5%, 6/1/2012	4,350,000	3,915,000
WellPoint Health Networks, Inc., 6.375%, 6/15/2006	1,000,000	1,002,530
		8,219,381
Industrials 4.3%
Allied Waste North America, Inc.:
Series B, 5.75%, 2/15/2011	5,350,000	5,095,875
7.25%, 3/15/2015	1,000,000	1,020,000
Cendant Corp., 6.875%, 8/15/2006	5,475,000	5,501,225
Lilly Industries, Inc., Series B, 7.75%, 12/1/2007	1,000,000	1,029,673
McDonnell Douglas Corp., 6.875%, 11/1/2006	2,000,000	2,015,822
Norfolk Southern Corp.:
5.257%, 9/17/2014	1,367,000	1,340,648
7.35%, 5/15/2007	261,000	266,980
Raychem Corp., 7.2%, 10/15/2008	3,815,000	3,937,912
Union Carbide Corp., 6.7%, 4/1/2009	3,000,000	3,043,092
		23,251,227
Information Technology 2.1%
Electronic Data Systems Corp., Series B, 6.5%, 8/1/2013	2,000,000	2,033,882
Millipore Corp., 7.5%, 4/1/2007	9,050,000	9,190,646
		11,224,528
Telecommunication Services 2.5%
American Tower Corp.:
7.125%, 10/15/2012	3,000,000	3,120,000
7.5%, 5/1/2012	500,000	523,750
Citizens Communications Co., 6.25%, 1/15/2013	1,800,000	1,750,500
Qwest Communications International, Inc.:
7.25%, 2/15/2011	2,000,000	2,050,000
7.5%, 2/15/2014	3,000,000	3,090,000
8.249% **, 2/15/2009	1,000,000	1,022,500
Verizon Communications, Inc., 6.46%, 4/15/2008	2,000,000	2,028,828
		13,585,578
Utilities 1.1%
MidAmerican Energy Holdings Co.:
Series D, 5.0%, 2/15/2014	1,000,000	952,905
7.63%, 10/15/2007	5,000,000	5,154,200
		6,107,105
Total Corporate Bonds (Cost $117,381,359)		118,641,324
Foreign Bonds — US$ Denominated 0.8%
Industrials
Tyco International Group SA:
6.75%, 2/15/2011	3,000,000	3,120,231
6.375%, 10/15/2011	1,000,000	1,026,583
Total Foreign Bonds — US$ Denominated (Cost $3,427,784)		4,146,814
	Shares	Value ($)

Preferred Stocks 0.3%
Financials
Real Estate
American Home Mortgage Investment Corp. (REIT), Series B, 9.25%(Cost $1,527,440)	61,000	1,575,020
	Principal Amount ($)	Value ($)

Repurchase Agreements 2.1%
State Street Bank and Trust Co., 4.23%, dated 3/31/2006, to be repurchased at $11,100,912 on 4/3/2006 (a) (Cost $11,097,000)	11,097,000	11,097,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $358,428,087)+	99.3	534,121,753
Other Assets and Liabilities, Net	0.7	3,953,947
Net Assets	100.0	538,075,700

* Non-income producing security.

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2006.

+ The cost for federal income tax purposes was $358,428,087. At March 31, 2006, net unrealized appreciation for all securities based on tax cost was $175,693,666. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $185,115,728 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,422,062.

(a) Collateralized by $11,435,000 US Treasury Note, 4.125%, maturing on 8/15/2008 with a value of $11,320,650.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2006
Assets
Investments in securities, at value (cost $358,428,087)	$ 534,121,753
Cash	72
Receivable for investments sold	2,600,914
Dividends receivable	589,520
Interest receivable	2,554,331
Receivable for Fund shares sold	244,607
Other assets	34,182
Total assets	540,145,379
Liabilities
Payable for Fund shares redeemed	1,403,899
Accrued investment advisory fee	363,828
Other accrued expenses and payables	301,952
Total liabilities	2,069,679
Net assets, at value	$ 538,075,700
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(3,678)
Net unrealized appreciation (depreciation) on investments	175,693,666
Accumulated net realized gain (loss)	28,839,829
Paid-in capital	333,545,883
Net assets, at value	$ 538,075,700

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($412,327,001 ÷ 17,331,728 shares of capital stock outstanding, $.001 par value, 50,000,000 shares authorized)	$ 23.79
Maximum offering price per share (100 ÷ 94.25 of $23.79)	$ 25.24

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($16,208,192 ÷ 680,928 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)

$ 23.80

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($23,844,839 ÷ 1,001,264 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)

$ 23.81
Institutional Class Net Asset Value, offering and redemption price(a) per share ($85,695,668 ÷ 3,568,199 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 24.02

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended March 31, 2006
Investment Income
Income: Dividends	$ 6,376,360
Interest	9,758,723
Interest — Cash Management QP Trust	79,127
Total Income	16,214,210
Expenses: Investment advisory fee	4,426,850
Services to shareholders	474,908
Custody and accounting fees	139,239
Distribution and shareholder servicing fees	1,628,400
Auditing	62,344
Legal	34,147
Directors' fees and expenses	27,514
Reports to shareholders	68,760
Registration fees	107,463
Other	42,415
Total expenses before expense reductions	7,012,040
Expense reductions	(11,086)
Total expenses after expense reductions	7,000,954
Net investment income	9,213,256
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	50,334,642
Net unrealized appreciation (depreciation) during the period on investments	(27,902,575)
Net gain (loss) on investment transactions	22,432,067
Net increase (decrease) in net assets resulting from operations	$ 31,645,323

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended March 31,
	2006	2005
Operations: Net investment income	$ 9,213,256	$ 10,675,413
Net realized gain (loss) on investment transactions	50,334,642	21,286,312
Net unrealized appreciation (depreciation) during the period on investment transactions	(27,902,575)	(22,937,570)
Net increase (decrease) in net assets resulting from operations	31,645,323	9,024,155
Distributions to shareholders from: Net investment income: Class A	(7,747,986)	(7,739,611)
Class B	(237,799)	(408,926)
Class C	(267,889)	(283,283)
Institutional Class	(1,757,181)	(2,087,009)
From net realized gains: Class A	(10,819,011)	—
Class B	(469,891)	—
Class C	(640,828)	—
Institutional Class	(2,171,051)	—
Fund share transactions: Proceeds from shares sold	58,007,162	113,684,089
Reinvestment of distributions	21,472,778	8,985,730
Cost of shares redeemed	(168,645,772)	(170,932,500)
Redemption fees	160	105
Net increase (decrease) in net assets from Fund share transactions	(89,165,672)	(48,262,576)
Increase (decrease) in net assets	(81,631,985)	(49,757,250)
Net assets at beginning of period	619,707,685	669,464,935
Net assets at end of period (including accumulated distributions in excess of net investment income of $3,678 and undistributed net investment income of $797,599)	$ 538,075,700	$ 619,707,685

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 23.49	$ 23.51	$ 16.75	$ 21.87	$ 21.78
Income (loss) from investment operations: Net investment income	.38[a]	.39[a]	.37[a]	.44[a]	.41
Net realized and unrealized gain (loss) on investment transactions	.93	(.02)	6.80	(5.06)	.10
Total from investment operations	1.31	.37	7.17	(4.62)	.51
Less distributions from: Net investment income	(.41)	(.39)	(.41)	(.50)	(.36)
Net realized gains on investment transactions	(.60)	—	—	—	(.06)
Total distributions	(1.01)	(.39)	(.41)	(.50)	(.42)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 23.79	$ 23.49	$ 23.51	$ 16.75	$ 21.87
Total Return (%)[b]	5.66	1.57	43.22	(21.27)	2.37
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	412	466	451	338	553
Ratio of expenses (%)	1.17	1.14	1.15	1.11	1.09
Ratio of net investment income (%)	1.60	1.70	1.77	2.38	1.86
Portfolio turnover rate (%)	19	17	13	12	12
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. * Amount is less than $.005.
Class B Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 23.50	$ 23.52	$ 16.75	$ 21.80	$ 21.71
Income (loss) from investment operations: Net investment income	.20[a]	.22[a]	.22[a]	.29[a]	.25
Net realized and unrealized gain (loss) on investment transactions	.93	(.03)	6.79	(5.03)	.10
Total from investment operations	1.13	.19	7.01	(4.74)	.35
Less distributions from: Net investment income	(.23)	(.21)	(.24)	(.31)	(.20)
Net realized gain on investment transactions	(.60)	—	—	—	(.06)
Total distributions	(.83)	(.21)	(.24)	(.31)	(.26)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 23.80	$ 23.50	$ 23.52	$ 16.75	$ 21.80
Total Return (%)[b]	4.86	.83	42.20	(21.84)	1.63
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	35	60	60	116
Ratio of expenses (%)	1.92	1.91	1.90	1.87	1.84
Ratio of net investment income (%)	.85	.93	1.02	1.62	1.11
Portfolio turnover rate (%)	19	17	13	12	12
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. *** Amount is less than $.005.
Class C Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 23.52	$ 23.53	$ 16.76	$ 21.82	$ 21.73
Income (loss) from investment operations: Net investment income	.20[a]	.22[a]	.21[a]	.30[a]	.26
Net realized and unrealized gain (loss) on investment transactions	.92	(.02)	6.80	(5.05)	.09
Total from investment operations	1.12	.20	7.01	(4.75)	.35
Less distributions from: Net investment income	(.23)	(.21)	(.24)	(.31)	(.20)
Net realized gain on investment transactions	(.60)	—	—	—	(.06)
Total distributions	(.83)	(.21)	(.24)	(.31)	(.26)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 23.81	$ 23.52	$ 23.53	$ 16.76	$ 21.82
Total Return (%)[b]	4.81	.88	42.18	(21.87)	1.63
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	29	33	23	40
Ratio of expenses (%)	1.92	1.89	1.90	1.87	1.84
Ratio of net investment income (%)	.85	.95	1.02	1.62	1.11
Portfolio turnover rate (%)	19	17	13	12	12
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. * Amount is less than $.005.
Institutional Class Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 23.71	$ 23.73	$ 16.91	$ 22.08	$ 21.98
Income (loss) from investment operations: Net investment income	.44[a]	.45[a]	.42[a]	.48[a]	.48
Net realized and unrealized gain (loss) on investment transactions	.95	(.02)	6.87	(5.10)	.09
Total from investment operations	1.39	.43	7.29	(4.62)	.57
Less distributions from: Net investment income	(.48)	(.45)	(.47)	(.55)	(.41)
Net realized gain on investment transactions	(.60)	—	—	—	(.06)
Total distributions	(1.08)	(.45)	(.47)	(.55)	(.47)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 24.02	$ 23.71	$ 23.73	$ 16.91	$ 22.08
Total Return (%)	5.95	1.82	43.64	(21.07)	2.63
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	86	89	125	91	155
Ratio of expenses (%)	.92	.90	.90	.86	.84
Ratio of net investment income (%)	1.85	1.94	2.02	2.63	2.11
Portfolio turnover rate (%)	19	17	13	12	12
[a] Based on average shares outstanding during the period. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Value Builder Fund, (formerly Scudder Flag Investors Value Builder Fund, Inc.) (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher on-going expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended March 31, 2006, the Fund utilized its remaining capital loss carryforward of approximately $7,200,000.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed net long-term capital gains	$ 28,839,829
Unrealized appreciation (depreciation) on investments	$ 175,693,666

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended March 31,
	2006	2005
Distributions from ordinary income	$ 10,687,061	$ 10,518,829
Distributions from long-term capital gains	$ 13,424,575	$ —

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

B. Purchases and Sales of Securities

During the year ended March 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $108,725,555 and $197,559,274, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corporation ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.00% of the first $50,000,000 of the Fund's average daily net assets, 0.85% of the next $50,000,000 of such net assets, 0.80% of the next $100,000,000 of such net assets and 0.70% of such net assets in excess of $200,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended March 31, 2006, the fee pursuant to the Investment Advisory Agreement was equivalent to an annual effective rate of 0.76% of the Fund's average daily net assets. Alex. Brown Investment Management serves as subadvisor and is responsible for the day to day management of the Fund and is paid by the Advisor for its services.

Accounting Fees. ICCC is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. At its expense, ICCC has delegated its fund accounting and related duties to DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor. In turn, DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. The amount charged to the Fund by ICCC for accounting services aggregated $119,296, of which $10,996 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended March 31, 2006, the amount charged to the Fund by DWS-SISC aggregated $446,852, of which $73,751 is unpaid.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. For the year ended March 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2006
Class A	$ 1,116,917	$ 94,808
Class B	180,760	11,226
Class C	203,528	16,724
	$ 1,501,205	$ 122,758

In addition, DWS-SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2006, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at March 31, 2006	Annual Effective Rate
Class B	$ 59,808	$ 3,821.25%
Class C	67,387	5,327.25%
	$ 127,195	$ 9,148

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended March 31, 2006 aggregated $15,377.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended March 31, 2006, the CDSC for Class B and C shares aggregated $44,484 and $3,362, respectively. A deferred sales charge of up to 1% is assessed on certain redemption of Class A shares. For the year ended March 31, 2006, DWS-SDI received $1,909 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $20,520, of which $5,760 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by DeIM. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended March 31, 2006, the Advisor agreed to reimburse the Fund $10,310, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2006, the custodian fees were reduced by $776 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") entered into a $1.1 billion revolving credit facility administered by JP Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under this agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended March 31, 2006		Year Ended March 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,091,659	$ 49,679,452	4,243,598	$ 98,169,721
Class B	57,346	1,359,430	161,218	3,723,680
Class C	54,060	1,277,994	139,201	3,204,031
Institutional Class	237,079	5,690,286	365,499	8,586,657
		$ 58,007,162		$ 113,684,089
Shares issued to shareholders in reinvestment of distributions
Class A	700,081	$ 16,583,222	287,161	$ 6,619,058
Class B	25,683	608,519	15,442	355,096
Class C	35,286	836,108	11,252	259,258
Institutional Class	144,089	3,444,929	75,409	1,752,318
		$ 21,472,778		$ 8,985,730
Shares redeemed
Class A	(5,314,133)	$ (126,085,107)	(3,850,922)	$ (88,519,433)
Class B	(897,256)	(21,367,227)	(1,243,944)	(28,599,017)
Class C	(337,608)	(7,997,058)	(310,924)	(7,064,583)
Institutional Class	(554,016)	(13,196,380)	(1,973,751)	(46,749,467)
		$ (168,645,772)		$ (170,932,500)
Redemption fees		$ 160		$ 105
Net increase (decrease)
Class A	(2,522,393)	$ (59,822,396)	679,837	$ 16,269,346
Class B	(814,227)	(19,399,187)	(1,067,284)	(24,520,236)
Class C	(248,262)	(5,882,947)	(160,471)	(3,601,194)
Institutional Class	(172,848)	(4,061,142)	(1,532,843)	(36,410,492)
		$ (89,165,672)		$ (48,262,576)

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of DWS Value Builder Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Value Builder Fund (formerly Scudder Flag Investors Value Builder Fund, Inc.) (the "Fund") at March 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts May 26, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 43% of the income dividends paid during the Fund's fiscal year ended March 31, 2006 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $6,200,000, or the maximum amount allowable under tax law, as qualified dividend income.

The Fund paid distributions of $0.56 per share from net long-term capital gains during its year ended March 31, 2006, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $46,490,000 as capital gain dividends for its year ended March 31, 2006, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Directors and Officers

The following information is provided for each Director and Officer of the fund's Board as of March 31, 2006. The first section of the table lists information for each Director who is not an "interested person" of the fund. Information for the Non-Independent Director ("Interested Director") follows. The Interested Director is considered to be an interested person as defined by the 1940 Act because of his employment with either the fund's advisor and/or underwriter. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity. The mailing address for the Directors and Officers with respect to the fund's operations is One South Street, Baltimore, Maryland 21202. Each Director holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.

Independent Directors
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Martin J. Gruber 7/15/37 Director since 2002

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds, (February 2004-March 2005) and Director, S.G. Cowen Mutual Funds (January 1985-January 2001).

		51
Richard J. Herring 2/18/46 Director since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	51
Graham E. Jones 1/31/33 Director since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, Morgan Stanley Asset Management, various funds (1985-2001); Trustee, Weiss, Peck and Greer, various funds (1985-2005); Trustee of various investment companies managed by Sun Capital Advisers, Inc. (1998-2005).	51
Rebecca W. Rimel 4/10/51 Director since 1997	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994-present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-present); Director, DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005).	51
Philip Saunders, Jr. 10/11/35 Director since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	51
William N. Searcy, Jr. 9/3/46 Director since 2002	Private investor (since October 2003); Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Director, DWS Global High Income Fund, Inc. (since October 2005, DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation (telecommunications) (November 1989-October 2003).	51
Interested Director
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[3] 2/6/42 Director since 2004	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002). Formerly, Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	51
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Michael Colon[5] 12/9/69 President since April 2006

Managing Director[4] and Chief Operating Officer, Deutsche Asset Management (since March 2005); President, DWS Global High Income Fund, Inc. (since April 2006), DWS Global Commodities Stock Fund, Inc. (since April 2006), The Brazil Fund, Inc. (since April 2006), The Korea Fund, Inc. (since April 2006); Chief Operating Officer, Deutsche Bank Alex. Brown (2002-2005); Chief Operating Officer, US Equities Division of Deutsche Bank (2000-2002)

Paul H. Schubert[5] 1/11/63 Chief Financial Officer since 2004 Treasurer since June 2005

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998).

John Millette[6] 8/23/62 Secretary since 2003	Director[4], Deutsche Asset Management.
Patricia DeFilippis[5] 6/21/63 Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003).
Elisa D. Metzger[5] 9/15/62 Assistant Secretary since 2005	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005).
Caroline Pearson[6] 4/1/62 Assistant Secretary since 2002	Managing Director[4], Deutsche Asset Management.
Scott M. McHugh[6] 9/13/71 Assistant Treasurer since 2005	Director[4], Deutsche Asset Management.
Kathleen Sullivan D'Eramo[6] 1/25/57 Assistant Treasurer since 2003	Director[4], Deutsche Asset Management.
John Robbins[5] 4/8/66 Anti-Money Laundering Compliance Officer since 2005	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005).
Philip Gallo[5] 8/2/62 Chief Compliance Officer since 2004	Managing Director[4], Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003).
A. Thomas Smith[5] 12/14/56 Chief Legal Officer since 2005

Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989).

1 Unless otherwise indicated, the mailing address of each Director and officer with respect to fund operations is One South Street, Baltimore, MD 21202.

2 Length of time served represents the date that each Director or officer first began serving in that position with DWS Value Builder Fund.

3 Mr. Shiebler is a Director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 345 Park Avenue, New York, New York 10154.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information includes additional information about the fund's Directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	FLVBX	FVBBX	FVBCX	FLIVX
CUSIP Number	23339J 102	23339J 201	23339J 300	23339J 409
Fund Number	415	615	715	535

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, March 31, 2006, DWS Value Builder Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. Graham E. Jones. This audit committee member is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS VALUE BUILDER FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$53,000	$0	$0	$0
2005	$49,900	$225	$7,625	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control

Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$136,700	$197,605	$0
2005	$490,322	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$197,605	$30,654	$228,259
2005	$7,265	$0	$236,994	$244,259

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD 21202.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Value Builder Fund

By:	/s/Michael Colon
Michael Colon

President

Date:	May 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Value Builder Fund

By:	/s/Michael Colon
Michael Colon

President

Date:	May 30, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 30, 2006